SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated February 28, 2013

to the Summary Prospectus Dated May 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus (“Prospectus”) for Series J (Mid Cap Growth Series) (the “Series”).

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on February 13, 2013, the Board of Directors of SBL Fund approved certain changes to the Series’ investment program. In particular, the Board approved the following:

•	a change to the Series’ name;

•	a change to the Series’ investment objective;

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changes to the Series’ principal investment strategies, including the removal of the Series’ non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”);

•	replacement of the Series’ portfolio manager with a new portfolio management team; and

•	removal of the non-fundamental policies relating to options and short sales.

The changes to the Series discussed above will become effective on April 30, 2013. As a result, effective April 30, 2013, the Prospectus will be revised substantially as follows:

The Series name will change from Series J (Mid Cap Growth Series) to Series J (StylePlus Mid Cap Growth Strategy Series).

The section titled “Investment Objective” on page 2 of the Prospectus will be replaced to read as follows:

Investment Objective – Series J seeks long-term growth of capital.

The section titled “Principal Investment Strategies” beginning on page 2 of the Prospectus will be replaced to read as follows in order to reflect the changes to the Series’ principal investment strategies, including the removal of the Series’ non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the 1940 Act:

Principal Investment Strategies – Series J seeks to exceed the total return of the Russell Mid Cap Growth Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, in: (i) equity securities issued by companies that have market capitalizations usually within the range of companies in the Index; (ii) equity derivatives that, when purchased, provide exposure to equity securities of companies with market capitalizations usually within the range of companies in the Index; (iii) equity derivatives based on mid-capitalization indices, growth indices and/or other indices and other derivatives deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”); (iv) fixed income securities; and (v) cash investments to collateralize derivatives positions.

Equity securities in which the Series may invest include common stocks, rights and warrants, and American Depository Receipts (“ADRs”). Derivatives in which the Series may invest include options, futures contracts, swap agreements, and forward contracts. Fixed income securities and other securities in which the Series may invest include debt securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Series may invest in securities listed, traded or dealt in other countries. The Series may hold securities of any duration or maturity. Fixed income securities in which the Series may invest may pay fixed or variable rates of interest. The Series may invest in a variety of investment vehicles, principally closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

SUMVTMCG-SUP-0213x0513

Allocation decisions within the asset categories are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Series, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Series’ investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index. Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed income markets, to hedge the Series’ portfolio, or to increase returns.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The following subsections will be added to the section titled “Principal Risks” beginning on page 3 of the Prospectus in order to reflect additional principal risks associated with the new principal investment strategies:

Asset-Backed and Mortgage-Backed Securities Risk – Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Counterparty Credit Risk – The Series makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Series is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Series, the Series may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Series will decrease.

Credit Risk – The Series could lose money if the issuer of a bond or a counterparty to a derivatives transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

The section titled “Portfolio Manager” on page 5 of the Prospectus will be replaced to read as follows in order to reflect the Series’ new portfolio management team:

PORTFOLIO MANAGERS

B. Scott Minerd, Farhan Sharaff, Jayson B. Flowers and Scott Hammond are primarily responsible for the day-to-day management of the Fund, and each holds the title “Portfolio Manager” with the Investment Manager.

Please Retain This Supplement for Future Reference

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